UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7136

Name of Fund:  MuniYield Pennsylvania Insured Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Pennsylvania Insured Fund, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield Pennsylvania
Insured Fund


www.mlim.ml.com


MuniYield Pennsylvania Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Pennsylvania income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Pennsylvania Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD PENNSYLVANIA INSURED FUND


The Benefits
And Risks of Leveraging


MuniYield Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.




MuniYield Pennsylvania Insured Fund, April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Shares of MuniYield Pennsylvania Insured Fund had a net annualized yield of 6.26%, based on a period-end per share net asset value of $15.84 and $.492 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +6.73%, based on a change in per share net asset value from $15.34 to $15.84, and assuming reinvestment of $.492 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Shares had an average yield of 1.01% for Series A and 1.00% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniYield Pennsylvania Insured Fund, April 30, 2003


Specific to Pennsylvania, similar to most other states, a weak economy, meager corporate spending and faltering financial markets combined to reduce the commonwealth's revenue during the six-month period ended April 30, 2003. Expecting a difficult fiscal 2003, the commonwealth initiated an assortment of revenue enhancements for an increase of 7.3% in total revenues over fiscal 2002. Revenue initiatives included increasing cigarette taxes by $.69 to $1 per pack with expectations to raise an additional $585 million as well as restructuring tax laws to raise an estimated $385 million for the year. For the fiscal year 2004, proposed revenue enhancements include an income tax increase, legalizing slot machines at racetracks and taxing mobile phones for a total of approximately $2.9 billion. To date, the commonwealth has not proposed securitizing tobacco settlement revenues to help close the budget deficit. However, the governor is seeking to issue more than $1 billion in bonds to spur economic development. The commonwealth's ability to stabilize financial operations to a large degree will depend on an improving economy and the ability of policymakers to make difficult budget decisions to achieve structural budgetary balance.


Portfolio Strategy
For the six-month period ended April 30, 2003, our investment strategy was to continue to seek to enhance the Fund's current yield and reduce its net asset volatility. The period was characterized by price volatility that created investment opportunities, which enhanced the Fund's overall performance and income. We continued to focus on the acquisition of higher-couponed securities, essentially in the 20-year - 24-year maturity range. In a few instances, however, we did purchase bonds in a longer maturity range, believing they offered sound investment opportunities. During the six-month period ended April 30, 2003, we extended the Fund's maturity by six months and increased the average coupon by ten basis points (.10%). Given the steepness of the present tax-exempt yield curve, we believe that it is advantageous to extend maturities to capture the available incremental yield. During the period, a 4% holding of 6.4% coupon bonds was called away, which negatively impacted the Fund's yield, as no replacement was immediately available in the Pennsylvania market. We generally maintained low cash reserves in order to preserve the Fund's competitive current yield. We maintained a slightly above-market neutral position throughout most of the period, which reflected the geopolitical and equity market uncertainties that remained positive for fixed income investments.

Going forward, with interest rates near historical lows, we will continue to monitor economic conditions for changes in any of the factors that have brought interest rates to present levels. If changes to the portfolio are warranted, we will quickly assume a more defensive portfolio strategy and structure. We believe that municipal yields are near the bottom of their recent trading range and will begin to move somewhat higher during 2003. We also maintain that the inverted performance of the equity and bond markets will continue over the near term. Additionally, the Federal Reserve Board is expected to hold short-term interest rates at their present levels. We believe that our strategy of increasing portfolio yield and protecting price volatility through hedge positions, rather than increasing cash reserves, remains prudent.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.50% range, with interest rates presently near 1%. These attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate a significant income benefit to the Fund's Common Shareholder. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for most of the coming year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania
Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



May 30, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield
Pennsylvania Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Trustees:                    Terry K. Glenn               10,809,177          142,234
                                                    Donald W. Burton             10,806,580          144,831
                                                    Fred G. Weiss                10,793,274          158,137



During the six-month period ended April 30, 2003, MuniYield
Pennsylvania Insured Fund's Preferred Shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn, Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick and Fred G. Weiss                          3,272                2




MuniYield Pennsylvania Insured Fund, April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

               S&P       Moody's    Face
STATE          Ratings   Ratings   Amount   Issue                                                                  Value
Pennsylvania--                              Allegheny County, Pennsylvania, Sanitation Authority, Sewer
129.7%                                      Revenue Bonds (d):
                AAA       Aaa    $  3,660     5.75% due 12/01/2018                                                 $  4,186
                AAA       Aaa      10,000     5.375% due 12/01/2024 (i)                                              10,711
                AAA       Aaa       9,000     5.50% due 12/01/2024                                                    9,777

                AAA       Aaa       2,550   Berks County, Pennsylvania, GO, Refunding,  5.85% due 11/15/2018 (c)      2,793

                NR*       Aaa       4,500   Bucks County, Pennsylvania, Water and Sewer Authority, Revenue
                                            Refunding Bonds (Neshaminy Interceptor Sewer System), 5.60% due
                                            6/01/2024 (a)                                                             4,937

                AAA       Aaa       5,000   Delaware County, Pennsylvania, IDA, Revenue Bonds (Pennsylvania
                                            Suburban Water Company Project), AMT, Series A, 5.15% due
                                            9/01/2032 (a)                                                             5,080

                AAA       Aaa       4,000   Gettysburg, Pennsylvania, Municipal Authority, College Revenue
                                            Refunding Bonds, 5% due 8/15/2023 (d)                                     4,114

                AAA       Aaa       3,280   Johnstown, Pennsylvania, GO, Refunding, 6.45% due 10/01/2019 (c)          3,502

                BBB+      Baa1      2,000   Lebanon County, Pennsylvania, Health Facilities Authority,
                                            Hospital Revenue Bonds(Good Samaritan Hospital Project), 6% due
                                            11/15/2035                                                                2,032

                AAA       Aaa       7,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                            Bonds (Saint Luke's Hospital--Bethlehem), 6.25% due 7/01/2022 (a)         7,166

                AAA       Aaa       5,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Refunding Bonds (Pennsylvania Gas and Water Company Project), AMT,
                                            Series A, 7% due 12/01/2017 (a)                                           5,526

                AAA       NR*       1,250   North Pocono School District, Pennsylvania, GO, 5% due 9/15/2023 (c)      1,305

                AAA       Aaa       4,000   Norwin, Pennsylvania, School District, GO, 6% due 4/01/2010 (c)(e)        4,730

                NR*       Aaa       3,055   Pennsbury, Pennsylvania, School District, GO, Refunding, 5.50% due
                                            1/15/2020 (c)                                                             3,375

                BBB       Baa2      6,500   Pennsylvania Economic Development Financing Authority, Wastewater
                                            Treatment Revenue Bonds (Sun Company Inc.--R & M Project), AMT,
                                            Series A, 7.60% due 12/01/2024                                            6,886

                AA+       Aa2       1,950   Pennsylvania HFA Revenue Bonds, RIB, AMT, 10.98% due 4/01/2025 (g)        2,032

                AAA       Aaa       8,000   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 70A,
                                            5.80% due 10/01/2021 (d)                                                  8,518

                                            Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT (d):
                AAA       Aaa       1,200     Series 39B, 6.875% due 10/01/2024                                       1,241
                AAA       Aaa       1,670     Series 41B, 6.65% due 4/01/2025                                         1,725
                AAA       Aaa       1,695     Series 60A, 5.85% due 10/01/2027                                        1,770

                                            Pennsylvania State, GO (d):
                AAA       Aaa       3,015     First Series, 5% due 6/01/2018                                          3,192
                NR*       Aaa       5,500     RIB, Series 465X, 9.85% due 10/01/2019 (g)                              7,015
                AAA       Aaa       5,770     Refunding, First Series, 6% due 1/15/2017                               6,751

                AAA       Aaa       1,690   Pennsylvania State Higher Educational Facilities Authority,
                                            College and University Revenue Bonds (Marywood University Project),
                                            5.50% due 6/01/2018 (d)                                                   1,881

                AA        NR*       4,000   Pennsylvania State Higher Educational Facilities Authority, College
                                            and University Revenue Refunding Bonds (University of the Arts),
                                            5.75% due 3/15/2030                                                       4,237

                                            Pennsylvania State Higher Educational Facilities Authority Revenue
                                            Bonds (UPMC Health System), Series A:
                AAA       Aaa         175     5% due 8/01/2005 (f)                                                      188
                A         NR*       3,000     6% due 1/15/2022                                                        3,155

                AA        NR*       1,400   Pennsylvania State Higher Educational Facilities Authority, Revenue
                                            Refunding Bonds (Philadelphia University), 6% due 6/01/2029               1,531

                                            Pennsylvania State, IDA, EDR Refunding Bonds (a):
                AAA       Aaa       7,000     5.50% due 7/01/2020                                                     7,751
                AAA       Aaa       1,630     5.50% due 7/01/2021                                                     1,798

                NR*       Aaa       3,075   Pennsylvania State Public School Building Authority, GO, Refunding
                                            (Brandywine Heights Area School), 5% due 2/01/2021 (c)                    3,232

                NR*       Aaa       3,585   Pennsylvania State Public School Building Authority (Lehigh Career
                                            and Technical Institute), 5.125% due 10/01/2028 (c)                       3,727

                AAA       Aaa       4,000   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                            Refunding Bonds, Senior-Series A, 5% due 12/01/2023 (a)                   4,137

                                            Philadelphia, Pennsylvania, Authority for Industrial Development,
                                            Airport Revenue Refunding Bonds (Philadelphia Airport System Project),
                                            AMT, Series A (c):
                AAA       Aaa       4,000     5.50% due 7/01/2017                                                     4,341
                AAA       Aaa       3,655     5.50% due 7/01/2018                                                     3,943

                                            Philadelphia, Pennsylvania, Authority for Industrial Development,
                                            Lease Revenue Bonds:
                AAA       Aaa       9,125     (City of Philadelphia Project), Series A,  5.375% due 2/15/2027 (d)     9,716
                AAA       Aaa       1,000     Series B, 5.50% due 10/01/2013 (f)                                      1,135
                AAA       Aaa       3,000     Series B, 5.50% due 10/01/2020 (f)                                      3,286
                AAA       Aaa       4,680     Series B, 5.50% due 10/01/2021 (f)                                      5,109

                                            Philadelphia, Pennsylvania, Gas Works Revenue Bonds (f):
                AAA       Aaa       2,500     1998 General Ordinance, 4th Series, 5.25% due 8/01/2022                 2,674
                AAA       Aaa       3,175     Third Series, 5.125% due 8/01/2031                                      3,275

                AAA       NR*       3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority, Hospital Revenue Refunding Bonds (Presbyterian
                                            Medical Center), 6.65% due 12/01/2019 (b)                                 3,827

                AAA       Aaa       3,000   Philadelphia, Pennsylvania, Housing Authority Revenue Bonds
                                            (Capital Fund Program), Series A, 5.50% due 12/01/2018 (f)                3,361

                AAA       Aaa       1,750   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                            (Neighborhood Transformation), Series A, 5.50% due 4/15/2022 (c)          1,909

                                            Philadelphia, Pennsylvania, School District, GO:
                NR*       Aaa       5,000     RIB, Series 677,  9.61% due 8/01/2021 (c)(g)                            6,034
                AAA       Aaa       2,000     Series A, 5.50% due 2/01/2021 (f)                                       2,190
                AAA       Aaa       7,150     Series A, 5.75% due 2/01/2030 (f)                                       7,817
                AAA       Aaa       7,000     Series B, 5.375% due 4/01/2027 (a)                                      7,475



Portfolio
Abbreviations


To simplify the listings of MuniYield Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
           (subject to)
DRIVERS    Derivative Inverse Tax-Exempt
           Receipts
EDR        Economic Development
           Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
RIB        Residual Interest Bonds
S/F        Single-Family




MuniYield Pennsylvania Insured Fund, April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

               S&P       Moody's    Face
STATE          Ratings   Ratings   Amount   Issue                                                                  Value
Pennsylvania    AAA       Aaa    $  5,250   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
(concluded)                                 Series A, 5.25% due 11/01/2024 (c)                                     $  5,560

                AAA       Aaa       2,070   Pittsburgh, Pennsylvania, GO, Series A, 5.65% due 9/01/2009 (c)(e)        2,413

                                            Pittsburgh, Pennsylvania, Public Parking Authority, Parking
                                            Revenue Bonds (a):
                AAA       Aaa       1,460     5.80% due 12/01/2017                                                    1,685
                AAA       Aaa       1,525     5.85% due 12/01/2018                                                    1,761

                A-        NR*       3,100   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                            Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031                   3,234

                                            Southeastern Pennsylvania Transportation Authority, Special
                                            Revenue Bonds (c):
                AAA       Aaa       4,500     5.375% due 3/01/2017                                                    4,971
                AAA       Aaa       2,525     5.375% due 3/01/2022                                                    2,720

                NR*       Aaa       2,695   University of Pennsylvania, Area Authority, Sewer Revenue Bonds, 5%
                                            due 11/01/2024 (d)                                                        2,780

                AAA       Aaa       3,500   Washington County, Pennsylvania, Capital Funding Authority
                                            Revenue Bonds (Capital Projects and Equipment Program), 6.15% due
                                            12/01/2029 (a)                                                            4,211


Puerto Rico--   A-        A3        2,670   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue Bonds,
16.1%                                       5.625% due 5/15/2043                                                      2,164

                                            Puerto Rico Commonwealth, GO (g):
                A-        Aaa       6,755     RIB, Series 703X, 9.413% due 7/01/2021 (c)                              8,840
                AAA       NR*       7,500     Refunding, DRIVERS, Series 232, 9.441% due 7/01/2017 (h)                9,915

                                            Puerto Rico Commonwealth, Highway and Transportation Authority,
                                            Transportation Revenue Bonds:
                A-        Baa2      2,050     5% due 7/01/2028                                                        2,052
                A         Baa1      1,000     Series B, 6% due 7/01/2026                                              1,091

                NR*       Aaa       4,365   Puerto Rico Public Finance Corporation Revenue Refunding Bonds,
                                            RIB, Series 522X, 9.16% due 8/01/2022 (d)(g)                              5,080


                                            Total Municipal Bonds  (Cost--$242,883)--145.8%                         264,570




                                   Shares
                                    Held    Short-Term Securities
                                    4,503   CMA Pennsylvania Municipal Money Fund (j)                                 4,503


                                            Total Short-Term Securities (Cost--$4,503)--2.5%                          4,503


                Total Investments (Cost--$247,386)--148.3%                                                          269,073
                Variation Margin on Financial Futures Contracts**--(0.1%)                                             (150)
                Unrealized Depreciation on Forward Interest Rate Swaps***--(0.1%)                                     (208)
                Other Assets Less Liabilities--0.4%                                                                     764
                Preferred Shares, at Redemption Value--(48.5%)                                                     (88,010)
                                                                                                                   --------
                Net Assets Applicable to Common Shares--100.0%                                                     $181,469
                                                                                                                   ========

(a) AMBAC Insured.
(b) Escrowed to maturity.
(c) FGIC Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) FSA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(h) XL Capital Insured.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)
                                         Net           Dividend
Affiliate                              Activity          Income

CMA Pennsylvania Municipal
Money Fund                              4,503               $12


*Not Rated.
**Financial futures contracts sold as of April 30, 2003 were as follows:


                                                 (in Thousands)
Number of                             Expiration
Contracts          Issue                 Date           Value

  253       U.S. Treasury Bonds       June 2003       $  29,127
                                                      ---------
Total Financial Futures Contracts Sold
(Total Contract Price--$29,425)                       $  29,127
                                                      =========


***Forward interest rate swaps entered into as of April 30, 2003 were as follows:

                                                 (in Thousands)
                                       Notional      Unrealized
                                        Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
rate at quarterly reset date and
pay a fixed rate equal to 3.704%.       9,000         $   (208)

Broker, JP Morgan Chase
Expires, June 25, 2013


See Notes to Financial Statements.



MuniYield Pennsylvania Insured Fund, April 30, 2003


STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$247,385,546)                                       $ 269,072,895
                  Cash                                                                                               74,295
                  Receivables:
                     Interest                                                               $   4,107,952
                     Dividends                                                                         90         4,108,042
                                                                                            -------------
                  Prepaid expenses and other assets                                                                  28,730
                                                                                                              -------------
                  Total assets                                                                                  273,283,962
                                                                                                              -------------

Liabilities:      Unrealized depreciation on forward interest rate swaps                                            207,900
                  Payables:
                     Securities purchased                                                       3,163,222
                     Variation margin                                                             150,219
                     Dividends to Common Shareholders                                             145,178
                     Investment adviser                                                           110,142
                     Other affiliates                                                               2,065         3,570,826
                                                                                            -------------
                  Accrued expenses                                                                                   26,505
                                                                                                              -------------
                  Total liabilities                                                                               3,805,231
                                                                                                              -------------

Preferred         Preferred Shares, at redemption value, par value $.05 per share
Shares:           (1,600 Series A shares and 1,920 Series B shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference)                                   88,010,118
                                                                                                              -------------

Net Assets        Net assets applicable to Common Shares                                                      $ 181,468,613
Applicable To                                                                                                 =============
Common Shares:

Analysis of Net   Common Shares, par value $.10 per share (11,454,697 shares issued
Assets Applicable and outstanding)                                                                            $   1,145,470
to Common         Paid-in capital in excess of par                                                              169,815,325
Shares:           Undistributed investment income--net                                      $   1,915,001
                  Accumulated realized capital losses on investments--net                    (13,185,093)
                  Unrealized appreciation on investments--net                                  21,777,910
                                                                                            -------------
                  Total accumulated earnings--net                                                                10,507,818
                                                                                                              -------------
                  Total--Equivalent to $15.84 net asset value per Common Share
                  (market price--$15.08)                                                                      $ 181,468,613
                                                                                                              =============

*Auction Market Preferred Shares.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                    $   7,305,337
Income:           Dividends                                                                                          11,547
                                                                                                              -------------
                  Total income                                                                                    7,316,884
                                                                                                              -------------

Expenses:         Investment advisory fees                                                  $     657,543
                  Commission fees                                                                 110,381
                  Accounting services                                                              50,926
                  Transfer agent fees                                                              32,233
                  Professional fees                                                                30,344
                  Printing and shareholder reports                                                 16,195
                  Listing fees                                                                     14,317
                  Trustee's fees and expenses                                                      11,825
                  Custodian fees                                                                    8,710
                  Pricing fees                                                                      5,066
                  Other                                                                            18,745
                                                                                            -------------
                  Total expenses before reimbursement                                             956,285
                  Reimbursement of expenses                                                       (9,345)
                                                                                            -------------
                  Total expenses after reimbursement                                                                946,940
                                                                                                              -------------
                  Investment income--net                                                                          6,369,944
                                                                                                              -------------

Realized &        Realized gain on investments--net                                                                 294,982
Unrealized        Change in unrealized appreciation on investments--net                                           5,157,960
Gain on                                                                                                       -------------
Investments--Net: Total realized and unrealized gain on investments--net                                          5,452,942
                                                                                                              -------------

Dividends to      Investment income--net                                                                          (438,563)
Preferred                                                                                                     -------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                        $  11,384,323
                                                                                                              =============

See Notes to Financial Statements.



MuniYield Pennsylvania Insured Fund, April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                    $   6,369,944     $  12,564,530
                  Realized gain on investments--net                                               294,982         1,899,835
                  Change in unrealized appreciation on investments--net                         5,157,960         (355,282)
                  Dividends to Preferred Shareholders                                           (438,563)       (1,205,808)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                         11,384,323        12,903,275
                                                                                            -------------     -------------

Dividends to      Investment income--net                                                      (5,635,711)      (11,158,516)
Common                                                                                      -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to Common
                  Shareholders                                                                (5,635,711)      (11,158,516)
                                                                                            -------------     -------------

Common Share      Value of shares issued to Common Shareholders in reinvestment
Transactions:     of dividends                                                                         --           310,258
                                                                                            -------------     -------------

Net Assets        Total increase in net assets applicable to Common Shares                      5,748,612         2,055,017
Applicable To     Beginning of period                                                         175,720,001       173,664,984
Common Shares:                                                                              -------------     -------------
                  End of period*                                                            $ 181,468,613     $ 175,720,001
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   1,915,001     $   1,619,331
                                                                                            =============     =============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

                  The following per share data and ratios       For the
                  have been derived from information           Six Months
                  provided in the financial statements.          Ended
                                                               April 30,            For the Year Ended October 31,
                  Increase (Decrease) in Net Asset Value:         2003        2002         2001         2000         1999
Per Share         Net asset value, beginning of period        $   15.34    $   15.19    $   14.16    $   13.62    $   16.01
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                         .56+++         1.11         1.07          .99         1.05
                  Realized and unrealized gain (loss) on
                  investments--net                                  .47          .13         1.03          .65       (1.87)
                  Dividends and distributions to Preferred
                  Shareholders:
                     Investment income--net                       (.04)        (.11)        (.24)        (.30)        (.19)
                     Realized gain on investments--net               --           --           --           --        (.03)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .99         1.13         1.86         1.34       (1.07)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Shareholders:
                     Investment income--net                       (.49)        (.98)        (.83)        (.80)        (.87)
                     Realized gain on investments--net               --           --           --           --        (.25)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.20)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Shareholders                             (.49)        (.98)        (.83)        (.80)       (1.32)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   15.84    $   15.34    $   15.19    $   14.16    $   13.62
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   15.08    $   14.37    $   14.96    $   11.75    $   12.25
                                                              =========    =========    =========    =========    =========


Total Investment  Based on market price per share            8.47%+++++        2.57%       35.32%        2.46%     (18.98%)
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share         6.73%+++++        7.84%       14.02%       11.06%      (7.16%)
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement
Average Net       and excluding reorganization expenses***       1.08%*        1.12%        1.16%        1.18%        1.15%
Assets of                                                     =========    =========    =========    =========    =========
Common Shares:    Total expenses, excluding reorganization
                  expenses***                                    1.09%*        1.12%        1.16%        1.18%        1.15%
                                                              =========    =========    =========    =========    =========
                  Total expenses***                              1.09%*        1.12%        1.16%        1.46%        1.15%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net***                7.26%*        7.30%        7.28%        7.58%        7.00%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Shareholders                                    .50%*         .70%        1.62%        2.21%        1.24%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Shareholders                                   6.76%*        6.60%        5.66%        5.37%        5.76%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement and
Average Net       excluding reorganization expenses               .72%*         .74%         .76%         .76%         .79%
Assets of                                                     =========    =========    =========    =========    =========
Common &          Total expenses, excluding reorganization
Preferred         expenses                                        .73%*         .74%         .76%         .76%         .79%
Shares:***                                                    =========    =========    =========    =========    =========
                  Total expenses                                  .73%*         .74%         .76%         .94%         .79%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net                   4.85%*        4.83%        4.78%        4.89%        4.82%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Shareholders            1.00%*        1.37%        3.11%        4.01%        2.73%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Shares:


Supplemental      Net assets applicable to Common Shares,
Data:             end of period (in thousands)                $ 181,469    $ 175,720    $ 173,665    $ 161,852    $  80,246
                                                              =========    =========    =========    =========    =========
                  Preferred Shares outstanding, end of
                  period (in thousands)                       $  88,000    $  88,000    $  88,000    $  88,000    $  40,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             12.48%       51.37%       69.58%       37.77%       53.28%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,062    $   2,997    $   2,973    $   2,839    $   3,006
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     125    $     338    $     781    $     986    $     681
Share On                                                      =========    =========    =========    =========    =========
Preferred Shares  Series B--Investment income--net            $     124    $     346    $     774    $     753           --
Outstanding:++                                                =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++The Fund's Preferred Shares were issued on November 30, 1992
(Series A) and February 7, 2000 (Series B).
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Based on average shares outstanding.
+++++Aggregate total investment return.

See Notes to Financial Statements.



MuniYield Pennsylvania Insured Fund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $9,345.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$3,016 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $32,222,719 and $32,555,179, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:



                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)

Long-term investments               $  2,009,364       $ 21,687,349
Financial futures contracts          (1,714,382)            298,461
Forward interest rate swaps                   --          (207,900)
                                    ------------       ------------
Total                               $    294,982       $ 21,777,910
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $21,729,614, of which $22,211,296 related to appreciated securities and $481,682 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $247,343,281.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2003 remained constant and during the year ended October 31, 2002 increased by 20,665 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are redeemable Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were 1.15% for Series A and 1.10% for Series B.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.



MuniYield Pennsylvania Insured Fund, April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $55,703 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $11,958,453, of which $953,847 expires in 2003, $1,637,492 expires in 2006, $1,782,024 expires in 2007 and $7,585,090 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.082000 per share on May 29, 2003 to shareholders of record on May 16, 2003.




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    87.8%
AA/Aa                                       2.9
A/A                                         4.3
BBB/Baa                                     3.3
NR (Not Rated)                              1.7




MuniYield Pennsylvania Insured Fund, April 30, 2003



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Fred G. Weiss, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


J. Thomas Touchton, Trustee of MuniYield Pennsylvania Insured
Fund, has recently retired. The Fund's Board of Trustees wishes
Mr. Touchton well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Shares:
EquiServe Trust
P.O. Box 43010
Providence, RI 02940-3010

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MPA



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Pennsylvania Insured Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Pennsylvania Insured Fund


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Pennsylvania Insured Fund


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.